UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 29, 2015
PBF ENERGY INC.
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition.
On October 29, 2015, PBF Energy Inc. (the “Company”) issued a press release announcing the Company's financial and operating results for the third quarter ended September 30, 2015, which include the operating results of its consolidated indirect subsidiary, PBF Holding Company LLC. A copy of the press release is furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.
The information in this Current Report is being “furnished” pursuant to Item 2.02 of Form 8-K, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Accordingly, the information in Item 2.02 of this Current Report, including the press release (Exhibit 99.1), will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.
Forward-Looking Statements
Statements contained in the exhibits to this report reflecting the Company’s or its management’s expectations or predictions relating to future plans, results, performance, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, without limitation, satisfaction of the conditions to the closing of the pending acquisitions and the possibility that the pending acquisitions will not close; timing of the completion of the pending acquisitions; and the Company’s plans for financing the pending acquisitions.These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Company’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks described above, and the risks disclosed in the Company’s filings with the U.S. Securities and Exchange Commission. All forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.
Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release announcing third quarter results, dated October 29, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:	October 29, 2015

PBF Energy Inc.
(Registrant)

		By:	/s/ Erik Young
		Name:	Erik Young
		Title:	Senior Vice President, Chief Financial
Officer

Dated:	October 29, 2015

PBF Holding Company LLC
(Registrant)

		By:	/s/ Erik Young
		Name:	Erik Young
		Title:	Senior Vice President, Chief Financial
Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release announcing third quarter results, dated October 29, 2015